Exhibit 32.2


   CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
     SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                  ACT OF 2002

         In connection with the filing of Zunicom, Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julie Sansom-Reese, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1)The Report fully complies with the requirements of
                   section 13(a) or 15(d) of the Securities Act of 1934;
                   and

                (2)The information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.


/s/ Julie Sansom-Reese
----------------------
Julie Sansom-Reese
Chief Financial Officer
(principal financial and accounting officer)

November 13, 2006






















                                Exhibit 32.2 - 1